EXHIBIT 32.1

Opulent Acquisition, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Opulent Acquisition, Inc. (the Company) on Form 10-K for the year ended November 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Noel Mijares, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Noel Mijares and will be retained by Opulent Acquisition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 18, 2016

By: /s/ Noel Mijares

Noel Mijares,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Opulent Acquisition, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Opulent Acquisition, Inc. (the Company) on Form 10-K for the year ended November 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David A. Bingaman, Principal  Operating Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to David A. Bingaman and will be retained by Opulent Acquisition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 18, 2016

By: /s/ David A. Bingaman

David A. Bingaman,

Chief Operating Officer

(Principal Operating Officer)